Exhibit 10.1

JOINDER AND AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of January 31, 2019 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Company”), (ii) COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, an entity organized under the laws of England and Wales and registered in Barbados as an External Company under the laws of Barbados (“CooperVision International”, and together with the Company, the “Existing Borrowers”), (iii) COOPERSURGICAL NETHERLANDS B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (“Cooper Netherlands”), (iv) COOPERVISION MANUFACTURING COSTA RICA, S.R.L., a Costa Rican limited liability company (“Cooper Costa Rica”), (v) the Lenders (defined below) executing signatures page hereto, and (vi) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A.    WHEREAS, the Existing Borrowers, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Revolving Credit and Term Loan Agreement, dated as of March 1, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.    WHEREAS, the Existing Borrowers have requested that the Credit Agreement be modified to allow for additional Revolving Borrowers thereunder; and
C.    WHEREAS, in connection with the foregoing, the Borrowers, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:

NAI-1506002948v15

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.
Section 2.     Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions thereto in appropriate alphabetical order:
“Additional Revolving Borrower” means any Revolving Borrower that becomes a Borrower hereunder on or after the Amendment No. 1 Effective Date pursuant to Section 2.21 hereof.
“Additional Revolving Borrower Joinder Agreement” means a joinder to this Agreement executed pursuant to Section 2.21 hereof in a form reasonably acceptable to the Administrative Agent and executed by the Administrative Agent, the Company and the Additional Revolving Borrower(s) becoming a party to this Agreement.
“Amendment No. 1” means Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement among the Borrowers, the Administrative Agent and the Lenders party thereto dated as of the Amendment No. 1 Effective Date.
“Amendment No. 1 Effective Date” means January 31, 2019.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Cooper Costa Rica” means CooperVision Manufacturing Costa Rica, S.R.L., a Costa Rican limited liability company.
“Cooper Netherlands” means CooperSurgical Netherlands B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid).
Section 3.     Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Revolving Borrowers” in its entirety as follows:
“Revolving Borrowers” means, collectively, (a) the Company, (b) CooperVision International, (c) Cooper Netherlands, (d) Cooper Costa Rica and (e) any other Additional Revolving Borrower, and “Revolving Borrower” means each of them individually.
Section 4.     Amendment to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended to add the following new Section 1.06 immediately following Section 1.05 thereof:
Section 1.06    Dutch Terms. In this Agreement, where it relates to an entity incorporated in the Netherlands, a reference to:

NAI-1506002948v15

(i) a “director” means a managing director (bestuurder) and “board of directors” means its managing board (bestuur);
(ii) an “action to authorize” or “duly authorized”, where applicable, includes without limitation any action required to comply with the Dutch Works Council Act (Wet op de ondernemingsraden);
(iii) any “proceeding under any bankruptcy or insolvency law”, “bankruptcy”, “insolvency”, or “dissolution” includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden);
(iv) “bankruptcy, insolvency, receivership or similar proceeding” or “liquidation proceeding” (or words of similar import) includes an application for moratorium (surseance van betaling) and the appointment of a receiver, liquidator, custodian, trustee includes the appointment of an administrator and that a moratorium has been granted (surseance verleend);
(v) any procedure or step taken in connection with an insolvency proceeding includes such Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or Section 60 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990);
(vi) a “trustee” in any bankruptcy or insolvency proceeding includes a curator;
(vii) an “administrator” includes a bewindvoerder;
(viii) an “attachment” includes a beslag;
(ix) “gross negligence” means grove schuld;
(x) “indemnify” means vrijwaren;
(xi) “negligence” means schuld;
(xii) “bad faith” means kwade trouw; and
(xiii) “willful misconduct” means opzet.
Section 5.     Amendment to Section 2.02(b) of the Credit Agreement. Section 2.02(b) of the Credit Agreement is hereby amended by deleting the last sentence of such Section and replacing it with the following:
Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.
Section 6.     Addition of Section 2.21 to the Credit Agreement. Article II of the Credit Agreement is hereby amended to add the following new Section 2.21 thereto immediately following Section 2.20 of the Credit Agreement:

NAI-1506002948v15

Section 2.21    Designation of Additional Revolving Borrowers.
(a)    Designation. Subject to the terms and conditions of this Section 2.21, the Company may, at any time or from time to time on or after the Amendment No. 1 Effective Date, upon not less than 5 Business Days’ notice (or such shorter period which is reasonably acceptable to the Administrative Agent) to the Administrative Agent (which shall promptly notify the Lenders thereof), request the designation of a wholly-owned Subsidiary as an Additional Revolving Borrower hereunder, provided that subject to the satisfaction of the applicable conditions precedent set forth in Amendment No. 1, Cooper Netherlands and Cooper Costa Rica have each been designated as an Additional Revolving Borrower as of the Amendment No. 1 Effective Date. Each such notice shall specify (A) the name of the applicable Subsidiary and (B) its jurisdiction of organization.
(b)    Effect of Designation. Upon the satisfaction of the conditions specified in paragraph (c) of this Section 2.21, the applicable designated Additional Revolving Borrower shall become a party to this Agreement as a Revolving Borrower and a Borrower hereunder and, subject to the terms and conditions of this Agreement, such Additional Revolving Borrower shall be entitled to borrow Revolving Loans or request the issuance of Letters of Credit hereunder (and, in each case, such Additional Revolving Borrower shall have and shall assume all of the obligations of a Borrower hereunder). The Administrative Agent shall promptly notify the Lenders of the effectiveness of any such designation.
(c)    Conditions to Designation. The designation by the Company of any Subsidiary as an Additional Revolving Borrower hereunder shall be subject to the satisfaction of the following conditions (including delivery to the Administrative Agent of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance or may be waived by the Administrative Agent in its sole discretion) and such designation shall become effective on the date on which all such conditions are satisfied (or so waived):

(A)	immediately prior to and after giving effect to such designation, no Default shall have occurred and be continuing;

(B)
in the case of Cooper Netherlands and Cooper Costa Rica, each Existing Borrower and each such Additional Revolving Borrower shall have executed Amendment No. 1 and in the case of any Additional Revolving Borrower becoming a party hereto after the Amendment No. 1 Effective Date, the Administrative Agent shall have received an Additional Revolving Borrower Joinder Agreement, duly completed and executed by the Company, such Additional Revolving Borrower and the Administrative Agent;

(D)
the Administrative Agent shall have received a certificate of an Authorized Officer of the Company to the effect that the conditions to such designation set forth in this Section 2.21 shall be satisfied;

(E)
the Administrative Agent shall have received such proof of corporate or other action, incumbency of officers, legal opinion and other documents as are consistent with those delivered by the Borrowers pursuant to Section 4.01 on the Closing Date as the Administrative Agent shall reasonably request, all in form, content and scope substantially consistent with those delivered by the Borrowers on the Closing Date; and

NAI-1506002948v15

(F)
to the extent requested by the Administrative Agent or any Lender at least three (3) Business Days in advance of the effectiveness of such designation, the Administrative Agent or such Lender shall have received all documentation and other information with respect to such Subsidiary required by regulatory authorities under applicable Sanctions Laws and Regulations or the Beneficial Ownership Regulation.

(d)    Inability to Lend. If (a) by reason of the fact that any Additional Revolving Borrower is organized in, or conducts business in, a jurisdiction outside the United States (including, for purposes of this Section 2.21(d), Puerto Rico) (other than the Netherlands or Costa Rica), it is unlawful, in the sole determination of any Lender, for such Lender (or its applicable lending office) to make or maintain Loans to such Additional Revolving Borrower or (b) on or after the date hereof, it becomes unlawful for any Lender (or its applicable lending office) to perform any of its obligations as contemplated by this Agreement or make, maintain or fund any of its Loans to any Additional Revolving Borrower, and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Company, whereupon until such Lender notifies the Company and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or maintain Loans to such Additional Revolving Borrower shall be suspended.
Section 7.     Amendment to Section 5.02 of the Credit Agreement. Section 5.02 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (c) thereof, (ii) deleting the “.” at the end of clause (d) thereof and replacing it with “; and”, and (iii) adding the following new clause (e) immediately following clause (d) thereof:
(e)    solely to the extent that any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
Section 8.     Amendment to Section 6.02 of the Credit Agreement. Section 6.02(a) of the Credit Agreement is hereby amended by deleting each reference to “CooperVision International” and replacing it with “any Borrower”.
Section 9.     Amendment to Section 9.01 of the Credit Agreement. Section 9.01 of the Credit Agreement is hereby amended by deleting each reference to “CooperVision International” and replacing it with “any Borrower (other than the Company)”.
Section 10.     Amendment to Section 10.18 of the Credit Agreement. Section 10.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 10.18    Several Liability of CooperVision International and Additional Revolving Borrowers. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Obligations of (x) CooperVision International hereunder and (y) each Additional Revolving Borrower, in each case, shall be several (and not joint) and each of CooperVision International and each Additional Revolving Borrower shall only be liable for any Loans and any other Obligations incurred directly by it and shall not be liable for any of the Obligations of the Company or any other Loan Party hereunder. The foregoing shall not in any way limit the guaranty obligations of the Company pursuant to Article IX hereof or the guaranty obligations of any Subsidiary Guarantor under the Subsidiary Guaranty.

NAI-1506002948v15

Section 11.     Joinder. Subject to the effectiveness of this Amendment pursuant to Section 12 of this Amendment and the satisfaction of the conditions precedent set forth in Section 13 of this Amendment, each of Cooper Netherlands and Cooper Costa Rica hereby acknowledges, agrees and confirms that, by its execution of this Amendment, it shall become an Additional Revolving Borrower under the Credit Agreement in accordance with Section 2.21 of the Credit Agreement (as amended by this Amendment) and shall be fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Credit Agreement applicable to a “Revolving Borrower,” “Borrower,” or a “Loan Party” as though originally party thereto as a “Revolving Borrower,” “Borrower” and a “Loan Party”, and each of Cooper Netherlands and Cooper Costa Rica shall be deemed a “Revolving Borrower,” a “Borrower” and a “Loan Party” for all purposes of the Credit Agreement and the other Loan Documents from and after the date hereof. By its signature below, each Existing Borrower and each Subsidiary Guarantor, each Lender party hereto and the Administrative Agent hereby agree and consent to each of Cooper Netherlands and Cooper Costa Rica becoming bound by, and subject to, the terms and conditions of the Credit Agreement as provided herein, and agree and acknowledge that each of Cooper Netherlands and Cooper Costa Rica shall be subject to the terms and conditions of the Credit Agreement provided therein, in each case as fully and the same as if Cooper Netherlands and Cooper Costa Rica were originally party thereto as a “Revolving Borrower,” “Borrower” and a “Loan Party”. Each of Cooper Netherlands and Cooper Costa Rica acknowledges and confirms that it has received a copy of the Credit Agreement, this Amendment, the other Loan Documents and all exhibits, annexes and schedules thereto and has reviewed and understands all of the terms and provisions thereof.

NAI-1506002948v15

Section 12.     Effectiveness of Amendment. This Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):
(a)    This Amendment shall have been executed by the Existing Borrowers, Cooper Netherlands, Cooper Costa Rica, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.
(b)    The Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.
For all purposes of this Amendment, the modifications set forth in Sections 2 through 10 of this Amendment shall be deemed effective on the Effective Date upon satisfaction of the foregoing conditions precedent and shall be deemed effective immediately prior to the joinders contemplated pursuant to Section 11 of this Amendment.
Section 13.     Effectiveness of Joinder. The joinder of Cooper Netherlands and Cooper Costa Rica as Additional Revolving Borrowers pursuant to Section 11 of this Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied:
(a)    The conditions precedent set forth in Section 12 of this Amendment shall have been satisfied.
(b)    The Administrative Agent (or its counsel) shall have received from each of Cooper Netherlands and Cooper Costa Rica duly executed Notes in favor of each Lender requesting a Note at least three (3) Business Days prior to the Effective Date.
(c)    The Administrative Agent shall have received (i) a certificate of each of Cooper Netherlands and Cooper Costa Rica, dated the Effective Date and executed by its Secretary, Assistant Secretary, appointed Manager, or other authorized signatory, as applicable, which shall (A) certify the resolutions of its Board of Directors, members or other governing body authorizing the execution, delivery and performance of this Amendment, (B) identify by name and title and bear the signatures of the officers authorized to sign this Amendment and any other Loan Document, (C) contain appropriate attachments, including the certificate or articles of incorporation or organization certified by the relevant authority of the jurisdiction of organization and a true and correct copy of its by‑laws or operating, management or partnership agreement, or other organizational or governing documents and (D) for Cooper Netherlands, attach and certify as true and correct and in full force and effect: (a) its deed of incorporation (oprichtingsakte) and if amended after incorporation, its articles of association (statuten), (b) an up-to-date certified (gewaarmerkt) extract of the Dutch Chamber of Commerce (Kamer van Koophandel) dated no later than 3 Business Days prior to the Effective Date, and (c) if required by applicable law or its articles of association: a copy of a signed, unconditional and positive advice from each relevant works council (ondernemingsraad) or central or European works council of Cooper Netherlands approving the terms of, and the transactions contemplated by, this Agreement and the Loan Documents to which Cooper Netherlands will become party, together with the signed request for advice, and (ii) a good standing certificate for Cooper Costa Rica as of a recent date from its jurisdiction of organization or the substantive equivalent available in its jurisdiction of organization from the appropriate governmental officer in such jurisdiction.

NAI-1506002948v15

(d)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (a) Latham & Watkins LLP, counsel for the Borrowers and the other Loan Parties, and (b) applicable local counsel for each of Cooper Netherlands and Cooper Costa Rica, in each case, in form and substance reasonably acceptable to the Administrative Agent. The Borrowers hereby request each such counsel to deliver such opinion.
(e)    The Administrative Agent shall have received a properly completed and signed IRS Form W-8 or W-9, as applicable, for each of Cooper Netherlands and Cooper Costa Rica.
(f)    The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, for each of Cooper Netherlands and Cooper Costa Rica and, if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such entity, all to the extent requested at least three (3) Business Days prior to the Effective Date.
Section 14.     Representations and Warranties. Each Borrower (which shall include each of Cooper Netherlands and Cooper Costa Rica) and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    each Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;
(b)    the officers executing this Amendment on behalf of each Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower or such Subsidiary Guarantor with respect to the provisions hereof;
(c)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment;
(d)    this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrowers and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(e)    the information included in each Beneficial Ownership Certification provided by the Borrowers is true and correct in all respects; and
(f)    each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.
Section 15.     Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

NAI-1506002948v15

Section 16.     Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:
(a)    consents and agrees to and acknowledges the terms of this Amendment;
(b)    acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and
(c)    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.
Section 17.     Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
Section 18.     Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 19.     Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
Section 20.     Jurisdiction. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT

NAI-1506002948v15

SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
Section 21.     JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
[Signature pages follow.]

NAI-1506002948v15

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as an Existing Borrower

By:___________/s/ Randal L. Golden_____________
      Name: Randal L. Golden
      Title: Vice President, General Counsel & Secretary

COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, as an Existing Borrower

By: COOPER HOLDING COMPANY LLC
as General Partner

By:___________/s/ Randal L. Golden____________
     Name: Randal L. Golden
     Title: Manager

COOPERSURGICAL NETHERLANDS B.V., as an Additional Revolving Borrower

By:___________/s/ Randal L. Golden_____________
      Name: Randal L. Golden
      Title: Managing Director B

COOPERVISION MANUFACTURING COSTA RICA, S.R.L., as an Additional Revolving Borrower

By:___________/s/ Randal L. Golden_____________
      Name: Randal L. Golden
      Title: Manager

NAI-1506002948

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as an Existing Borrower

By:______________________________________
      Name: Randal L. Golden
      Title: Vice President, General Counsel & Secretary

COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, as an Existing Borrower

By: COOPER HOLDING COMPANY LLC
as General Partner

By:______________________________________
     Name: Randal L. Golden
     Title: Manager

COOPERSURGICAL NETHERLANDS B.V., as an Additional Revolving Borrower

By:_____/s/ E.J.F. Langemeijer__/s/ AMC van Zuilen
      Name: E.J.F. Langemeijer AMC van Zuilen
      Title: Director A

COOPERVISION MANUFACTURING COSTA RICA, S.R.L., as an Additional Revolving Borrower

By:______________________________________
      Name: Randal L. Golden
      Title: Manager

NAI-1506002948

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and a Lender By:_____/s/ Marianne T. Meil ________________ Name: Marianne T. Meil Title: Senior Vice President

NAI-1506002948

Each of the undersigned Subsidiary
Guarantors acknowledges the terms of and
consents to the foregoing:

COOPERVISION, INC.

By:______/s/ Randal L. Golden_____________
Name: Randal L. Golden
Title: Vice President, General Counsel & Secretary

COOPERSURGICAL, INC.

By:______/s/ Randal L. Golden_____________
Name: Randal L. Golden
Title: Vice President, General Counsel & Secretary

COOPER MEDICAL, INC.

By:______/s/ Randal L. Golden_____________
Name: Randal L. Golden
Title: Vice President, General Counsel & Secretary

ORIGIO, INC.

By:______/s/ Randal L. Golden_____________
Name: Randal L. Golden
Title: Vice President, General Counsel & Secretary

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Bank of America, N.A. By: :_______/s/ Sebastian Lurie___________ Name: Sebastian Lurie Title: SVP

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Bank of the West By: :_______/s/ Adriana Collins ___________ Name: Adriana Collins Title: Director

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Branch Banking and Trust Company, By:_______/s/ Erron Powers___________ Name: Erron Powers Title: Senior Vice President

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	CITIBANK, N.A. By:_______/s/ Eugene Yermash ___________ Name: Eugene Yermash Title: Vice President

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Citizens Bank, N.A. By:_______/s/ Mark Guyeski ___________ Name: Mark Guyeski Title: Vice President

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	DNB Capital LLC By: /s/ Kristie Li /s/ Kristi Birkeland Sorensen Name: Kristie Li Kristi Birkeland Sorensen Title: Senior Vice Senior Vice President President Head of Corporate Banking

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	JPMorgan Chase, N.A. By:_______/s/ Lynn Braun__________ Name: Lynn Braun Title: Executive Director

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	KBC Bank N.V., New York Branch By:_______/s/ Nicholas Fiore___________ Name: Nicholas Fiore Title: Director By:_______/s/ Susan M. Silver___________ Name: Susan M. Silver Title: Managing Director

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:
Lloyds Bank Corporate Markets plc

By: /s/ Enn Walsh
   Name: Enn Walsh
   Title: Assistant Vice President
Transaction Execution
Category A
    W004

By: /s/ Daven Popat
   Name: Daven Popat
   Title: Senior Vice President
Transaction Execution
Category A
     P003

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	MUFG Union Bank, N.A. By:_______/s/ Kenneth J. Beck__________ Name: Kenneth J. Beck Title: Director

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	PNC Bank, National Association By:_______/s/ Jennifer L. Shafer__________ Name: Jennifer L. Shafer Title: Vice President

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	REGIONS BANK By:_______/s/ Ned Spitzer___________ Name: Ned Spitzer Title: Managing Director

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	TD Bank, N.A. By:_______/s/ Shreya Shah___________ Name: Shreya Shah Title: Senior Vice President

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	U.S. BANK NATIONAL ASSOCIATION By:_______/s/ Tom Priedman___________ Name: Tom Priedman Title: Vice President

NAI-1506002948

Signature Page to
Joinder and Amendment No. 1 to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision Manufacturing Costa Rica, S.R.L.,
as the Joining Borrowers
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Wells Fargo Bank, National Association By:_______/s/ Andrea S Chen__________ Name: Andrea S Chen Title: Managing Director

NAI-1506002948